Exhibit F, Schedule 3 (f)

Guarantees

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Name of the Issuer   Name of the System Company Beneficiary   Description of the Security
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
LG&E Capital Corp.   Distribuidora de Gas del Centro          letter of credit


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Degussa AG           a subsidiary of Degussa                  guarantee of subsidiary bank loan


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Degussa AG           a subsidiary of Degussa                  guarantee of subsidiary bank loan


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Degussa AG           a subsidiary of Degussa                  guarantee of subsidiary bank loan

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Degussa AG           a subsidiary of Degussa                  guarantee of subsidiary bank loan

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Degussa AG           a subsidiary of Degussa                  guarantee of subsidiary bank loan


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E.ON AG              German organized subsidiaries            guarantees associated with cash pooling transactions




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
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Name of the Issuer   Date of Transaction     Form of Transaction                    Amount of Guarantee        Exemption
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
LG&E Capital Corp.                           letter of credit issued to Sao Paolo        USD 24,500,000   HCAR No. 27539
                                             IMI guaranteeing the debt of
                                             Distribuidora de Gas del Centro
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Degussa AG           12/28/2004 - open end   guarantee loan by Landesbank                EUR 51,391,234   HCAR No. 27539
                                             Baden-Wurttemberg Bank to
                                             Degussa subsidiary
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Degussa AG           11/7/2002 - open end    guarantee loan by Commerzbank,               EUR 8,809,926   HCAR No. 27539
                                             Fil. Dussseldorf Bank to
                                             Degussa subsidiary
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Degussa AG           12/6/2001 - open end    guarantee loan by Deutsche                   EUR 1,105,862   HCAR No. 27539
                                             Bank to Degussa subsidiary
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Degussa AG           4/1/2003 - open end     guarantee loan by Dresdner                   EUR 3,786,719   HCAR No. 27539
                                             Bank to Degussa subsidiary
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Degussa AG           6/4/2004 - 6/30/2005    guarantee loan by Landesbank                 EUR 1,500,000   HCAR No. 27539
                                             Hessen - Thuringen Bank to
                                             Degussa subsidiary
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E.ON AG              Dec-04                  guarantees to subsidiaries that         EUR 11,196,971,640   HCAR No. 27539
                                             lend funds to or deposit funds
                                             with, associate companies in
                                             connection with cash pooling
                                             transactions
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